10TH AMENDMENT TO THE
GPI SAVINGS PLAN
(As Amended and Restated Effective January 1, 2015)

WHEREAS, Graphic Packaging International, LLC (the “Company”) maintains for the benefit of its employees the GPI Savings Plan (the “Plan”); and

WHEREAS, Section 13.1 of the Plan authorizes the Board of Directors of Graphic Packaging Holding Company (the “Board”) to amend the Plan at any time; and

WHEREAS, the Board has delegated to the Retirement Committee of Graphic Packaging International, LLC (the “Retirement Committee”) the responsibility to make certain amendments to the Plan; and

WHEREAS, the Company has acquired the assets (the “Transaction”) of Letica Corporation’s Maui Cup Division’s facilities in Pennsylvania and Tennessee (the “Target”); and

WHEREAS, in connection with the Transaction, employees of the Target became employees of the Company effective as of the closing date of the Transaction (the “Closing Date”); and

WHEREAS, the Retirement Committee deems it desirable to amend the Plan to recognize employees’ service with the Target for purposes of the Plan.

NOW, THEREFORE, BE IT RESOLVED, that, effective as of the Closing Date, the Plan is hereby amended as follows:

1.Subsection 1.101 of the Plan is amended by adding the following sentence to the end thereof:

“An Employee’s period of service with Letica Corporation’s Maui Cup Division, to the extent not otherwise counted hereunder, will be taken into account in determining his or her Year of Eligibility Service, provided that such Employee was employed by Letica Corporation’s Maui Cup Division as of the close of business on the date immediately preceding the closing date of the acquisition of the assets of Letica Corporation’s Maui Cup Division by the Controlling Company.”

2.Subsection 1.102(d) of the Plan is amended by adding the following sentence to the end thereof:

“An Employee’s periods of employment with Letica Corporation’s Maui Cup Division will be taken into account in determining his or her Years of Vesting Service, provided that such Employee was employed by Letica Corporation’s Maui Cup Division as of the close of business on the date immediately preceding the closing date of the acquisition of the assets of Letica Corporation’s Maui Cup Division by the Controlling Company.”

BE IT FURTHER RESOLVED, that the Retirement Committee has approved this 10th Amendment to the GPI Savings Plan this 12th day of November 2018.

GRAPHIC PACKAGING INTERNATIONAL, LLC
RETIREMENT COMMITTEE MEMBERS

/s/ Stephen R. Scherger
Stephen R. Scherger

/s/ Carla J. Chaney
Carla J. Chaney

/s/ Brad Ankerholz
Brad Ankerholz

/s/ Debbie Frank
Debbie Frank

/s/ Brian A. Wilson
Brian A. Wilson

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